                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                 OPTELECOM, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2002



TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Optelecom, Inc. (the "Company") will be held May 7, 2002 at 1:00 PM local time at Summerfield Suites, 200 Skidmore Road, Gaithersburg, Maryland 20877 or at any adjournment thereof, for the following purposes:

     1. to elect Carl Rubbo, Jr. to be a director of the Company for a three-year term ending in 2005

     2. if properly presented at the meeting, to vote on the repeal of the Shareholders Rights Plan of Optelecom, Inc. approved by the Board of Directors on June 15, 1998

     3. to repeal the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan and replace it with the Optelecom, Inc. 2002 Stock Option Plan

     4. to transact such other business as may properly come before the meeting

     Only stockholders of record at the close of business on March 11, 2002 will be entitled to notice of, and to vote at, the meeting. A list of stockholders as of such record date can be inspected by any stockholder for any purpose germane to the meeting during the ten days preceding the meeting. Any such inspection must be made at the Company's offices during normal business hours.


                                  By Order of the Board of Directors

                                     Edmund D. Ludwig
                                     President and CEO



Gaithersburg, Maryland
April __, 2002




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                                   IMPORTANT -
                                   -----------

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH WILL REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

        ----------------------------------------------------------------

                                 OPTELECOM, INC.
                                9300 GAITHER ROAD
                             GAITHERSBURG, MD 20877
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2002


                                     GENERAL

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Optelecom, Inc. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

         The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is April 5, 2002.

TIME AND PLACE OF MEETING

         The Annual Meeting of Stockholders will be held at Summerfield Suites, 200 Skidmore Boulevard, Gaithersburg, Maryland 20877 on May 7, 2002 at 1:00 PM local time.

VOTING AND REVOCATION OF PROXIES

         All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of proposals 1 and 3 and against proposal 2. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

         The holders of 33-1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See SECURITIES ENTITLED TO VOTE AND RECORD DATE for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

SECURITIES ENTITLED TO VOTE AND RECORD DATE

         The Board of Directors has fixed the close of business on March 11, 2002 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had 2,837,086 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 11, 2002 by each director, nominee for director, and all directors, and officers as a group. The Company does not know of any person who owns beneficially more than 5% of the outstanding shares of the Company's Common Stock.

                                                           SHARES OF COMMON STOCK OWNED          PERCENT
 NAME OF BENEFICIAL OWNER                                       BENEFICIALLY(1)                 OF CLASS
 ------------------------                                 ---------------------------           --------

  Clyde A. Heintzelman                                                   29,750(2)                 1.05%*

  David R. Lipinski                                                      10,500(2)(3)                *

  Edmund D. Ludwig                                                       95,810(2)(3)              3.38%

  Carl Rubbo, Jr.                                                        18,000(2)                   *

  James Armstrong                                                        10,000(2)                   *

  All directors and Executive Officers as a                             164,060(1)(2)(3)           5.78%
  group (5 persons)


* Less than 1%

(1) For purposes of this proxy statement "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security.

(2) Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 11, 2002. On that date Messrs. Heintzelman, Armstrong, Lipinski and Rubbo held such options for the purchase of 29,750, 10,000, 10,500, and 18,000 shares respectively.

(3) Includes 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.


                              ELECTION OF DIRECTORS

PROPOSAL 1 - COMPANY PROPOSAL TO ELECT ONE DIRECTOR

         Directors are divided into three classes. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

         Mr. Carl Rubbo, Jr.'s term as director will expire at the Annual Meeting of Stockholders. The Board has nominated Mr. Rubbo to serve on the Board for a three- year term to expire at the Annual Meeting of Stockholders in 2005 and until his successor is elected. Thomas M. Brandt, Jr., whose term as director would have expired at the Annual Meeting of Stockholders, resigned as a director on February 28, 2002 and the Board has elected not to nominate a replacement.

         The nominee has indicated that he is willing and able to serve as a director if elected. If the nominee should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by the management of the Company.

REQUIRED STOCKHOLDER VOTE

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


         Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting.


                                                                                     PRESENT        YEAR IN
                                                                                      TERM           WHICH
                                                                                    EXPIRES AT    SERVICE AS A
          NAME, AGE, POSITION WITH THE COMPANY, AND                                   ANNUAL        DIRECTOR
          PRINCIPAL OCCUPATION DURING LAST 5 YEARS                                  MEETING IN       BEGAN
          -----------------------------------------                                 ----------    -------------

          JAMES ARMSTRONG 45 - Controller of the Company from                           2003           2001
          June 2001 to present; Director of Financial Planning and Analysis of Kinkos.com from August 1999 through January 2001; Chief Financial
          Officer of PC Data, Inc. from April 1998 through August 1999

          CLYDE A. HEINTZELMAN, 63 - Chairman of the Board of                           2003            1998
          Directors of the Company since February 2000; Interim President and
          CEO of the Company from June 2001 through December 14, 2001; President of NET2000 Communications, Inc. from November 1999 to May 2001;
          President and CEO of SAVVIS Communications, Inc from December 1998 to
          November 1999; President and COO of Digex, Inc. from May 1995 to
          September 1997

          DAVID R. LIPINSKI, 49 - Vice President for Corporate                          2004            2000
          Development of Stratos Lightwave since May 2000;
          Executive Director for Corporate Development of Methode
          Electronics, Inc. from April 1996 to May 2000

          EDMUND D. LUDWIG, 61 -  President and CEO of the                              2004            1980
          Company since December 14, 2001; Executive Vice
          President of Operations of the Company from October
          2000 to December 14, 2001; Chief Executive Officer of
          the Company from May 2000 to October 2000; President
          and Chief Executive Officer of the Company from January
          1991 to May 2000



          CARL RUBBO, JR. , 41 - Vice President and CFO of                              2002            1999
          Capital Programs Management, Inc. since August 1999;
          Vice President of Branch Banking &Trust Company and
          Senior Vice President of Franklin National Bank from
          May 1996 to August 1999; Senior Vice President of Chevy
          Chase Federal Savings Bank from 1994 to May 1996

         Two members of the Company's Board of Directors have recently resigned:
Pradeep Wahi on March 14, 2002 as part of a settlement arising out of a failed merger between Optelecom, Inc. and a company in which he was a majority shareholder, and Thomas M. Brandt, Jr. on February 28, 2002 due to philosophical differences with the Board of Directors. There is no current plan to replace these individuals with new directors.

PROPOSAL 2 - STOCKHOLDER PROPOSAL TO REPEAL SHAREHOLDERS' RIGHTS PLAN

         Joel D. Rosenthal, Point of View Farm on the Greenbrier River, Hillsboro, West Virginia 24946, who as Trustee for the Joel D. Rosenthal Family Trust dated March 17, 2000, states that the Trust owns 70,000 shares of Company Common Stock and warrants to purchase an additional 50,000 shares, has advised the Company as follows:

          "Would like to place a proposal on the upcoming 2002 proxy statement from Optelecom, Inc. for the shareholders consideration that states:

          Optelecom Inc. will immediately repeal the Rights Agreement between Optelecom, Inc. and the American Stock Transfer & Trust Company Dated as June 15, 1998. (commonly known as poison pill)

          Reason:

          Mr. Clyde Heintzelman, Chairman of the Board, has on numerous occasions stated that he has only the best interests of the shareholders on his mind. For the company to retain a paternalistic instrument, which could prevent shareholders from deciding on the potential sale of the company, is counter to not only Mr. Heintzelman's stated goal, but also counter to the best possible wishes of the shareholders. Repealing the "poison pill" Rights Agreement does not prevent management or anyone else from voicing their opinion about any offer to purchase the company. Repealing the Rights Agreement simply puts the decision about offers to buy the company in the hands of the real owners, the stockholders."

DESCRIPTION OF THE SHAREHOLDERS RIGHTS PLAN

             On June 15, 1998 the Company adopted a shareholders rights plan that provides for a dividend distribution of one right for each outstanding share of common stock. In the event that, following the Distribution Date (as defined) a person is or becomes the beneficial owner of 10% or more of the then outstanding shares of Common Stock, each Right Holder may purchase three (3) shares of Common Stock at a price per share equal to 50% of the then current market price of the Common Stock. As of March 11, 2002, the Company has reserved 5,400,000 shares of authorized but unissued common stock for issuance under the shareholders rights plan. A copy of the shareholders rights plan is attached hereto as Exhibit A.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

            The Board of Directors has an obligation to all the Company's stockholders to prevent coercive tactics that could deprive them of a meaningful choice or vote with respect to their investment in the Company. In June, 1998 the Board adopted the Company's Rights Agreement (the "Rights Agreement "). It was adopted so that, in a volatile takeover environment, the Board would be better positioned to take appropriate action to promote the best long-term and short-term interests of the Company and value creation for its stockholders, and to assist the Board in responding to any bidder who tries to take control of the Company unfairly or at an inadequate value.

            The Board of Directors continues to believe that the Rights Agreement will assist it in fulfilling its traditional role of responding to and negotiating with prospective acquirers in an orderly and considered manner. The Rights Agreement is intended to discourage potential acquirers from attempting to gain control of the Company through coercive means that are not in the stockholders' best interests. It will not prevent or interfere with a negotiated merger or other business combination which the Board deems to be in the best interest of the Company and its stockholders. The Rights Agreement is designed to accomplish its objective by encouraging a potential bidder to negotiate with the Board to assess the fairness and adequacy of an offer. It is the Board's belief that rescission of the Agreement may deprive the Company of potentially valuable protection against abusive takeover attempts. Continuation of the existing Rights Agreement does not preclude the shareowners from voting for or against any potential merger acquisition recommended to them by the Board of Directors. The shareowners still have voting control.

            The Company's Rights Agreement is by no means unique and, in fact, is not unlike stockholder rights plans adopted by hundreds of corporations across the country over the past fifteen years. The Board adopted the Company's Rights Agreement as a legitimate exercise of its fiduciary duty to all stockholders, and believes that continuation of the Rights Agreement is appropriate as a means of maximizing and preserving the long-term value of the Company for all stockholders, while still giving shareowner control of the ultimate decision on such a potential combination.

            FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

REQUIRED STOCKHOLDER VOTE

            The approval of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required to adopt this resolution.

            PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED AGAINST THE ADOPTION OF THIS PROPOSAL UNLESS OTHERWISE SPECIFIED IN THE PROXY.

PROPOSAL 3 - TERMINATION OF OPTELECOM, INC. 2000 NON-QUALIFIED STOCK OPTION PLAN
             AND APPROVAL OF OPTELECOM, INC. 2002 STOCK OPTION PLAN

            The Board of Directors has adopted the Optelecom, Inc. 2002 Stock Option Plan (the "Stock Option Plan"), which is designed to replace the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan, and directed that the Stock Option Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the Stock Option Plan will become effective June 1, 2002. On March 11, 2002, the closing sale price reported on the NASDAQ Stock Market for a share of the Common Stock was $3.02. The Board of Directors recommends a vote FOR this proposal.

            The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and consultants and that stock options and other awards enhance that ability and provide motivation to employees and selected consultants to advance the interest of the Company and its stockholders. The Company expects to issue options and Restricted Stock awards under the Stock Option Plan in the ordinary course of business to attract, retain and motivate employees and consultants as it deems such issuance to be appropriate. The Board of Directors believes that the shares authorized for issuance under the new Stock Option Plan are necessary to facilitate the Company's growth. It will additionally give the Company the flexibility to issue qualified stock options to employees and compensate non-employees for contributions to the Company. Other than the Optelecom, Inc. 2000

Non-Qualified Stock Option Plan (which will be terminated if this Proposal is approved), the Company has no other employee stock option plan.

            The following summary of certain features of the Stock Option Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Exhibit B attached hereto.

GENERALLY

         The Stock Option Plan is a flexible plan that will provide the Board Compensation Committee ("Committee") broad discretion to fashion the terms of awards to provide employees with such stock-based incentives as the Committee deems appropriate. It will permit the issuance of awards in the form of (i) Incentive Stock Options ("Qualified Options"), (ii) Non-Qualified Stock Options ("NQSOs" or "Options") and (iii) Restricted Stock.

ADMINISTRATION

         The Stock Option Plan will be administered by the Compensation Committee which consist of not less than three non-employee directors of the Company (notwithstanding the above, at any time that the Company has less than three non-employee directors, the Committee will consist of such lesser number of non-employee directors). Subject to the express provisions of the Stock Option Plan, the Committee will have sole discretion and authority to determine from among eligible employees and selected consultants those to whom and the time or times at which (i) Options may be granted, the type (i.e Qualified Options or NQSOs) and the number of shares of Stock that will be subject to each Option, and/or (ii) Restricted Stock will be granted and the number of such shares that will be granted to each such employee and/or consultant and all other terms and conditions related to such Restricted Stock. Subject to the express provisions of the Plan, the Committee will also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Award Agreement, and to make all other determinations necessary or advisable in the administration of the Plan

ELIGIBILITY

         In general, all full-time employees of the Company or any subsidiary of the Company and selected consultants as determined by the Committee are eligible to receive awards under the Stock Option Plan.

NUMBER OF SHARES AVAILABLE

         The Stock Option Plan provides for the grant of up to 300,000 shares of Common Stock of which 20,600 have previously been granted under the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the Stock Option Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Committee will equitably adjust the aggregate number of shares subject to the Stock Option Plan and the number, class and price of shares subject to awards that are outstanding.

AMENDMENT AND TERMINATION

         The Stock Option Plan may be amended, modified or terminated by the Board of Directors, except that certain amendments relating to SEC rulings, NASDAQ or other securities exchange requirements, changes in eligibility, increases in the number of shares, or reduction of the minimum option price, require stockholder approval. Unless earlier terminated by the Board of Directors or stockholders, the Stock Option Plan will terminate on May 31, 2012.

                       AWARDS UNDER THE STOCK OPTION PLAN

OPTIONS

         The Compensation Committee, in its sole discretion, shall determine the type of Options awarded with each grant, i.e. Qualified Options or NQSOs. The Committee, in its discretion will determine the number of shares of Common Stock subject to Options to be granted to each participant. Options granted under the Stock Option Plan will provide for the purchase of Common Stock at prices determined by the Committee, but in any event not less then 50% of the fair market value thereof on the date the Stock Option is granted. However, if the Committee grants a Stock Option at a price less than 85% of its fair market value on the specified date, the Committee shall include in the minutes of the meeting at which it approved such grant, or in the written consent of the Committee which evidences the approval of the grant, its reasons for selecting such lesser Option price.

         If the Option is granted pursuant to Article VII of the Stock Option Plan (see Options Linked to Performance Incentives below) the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

         Each Option will expire at the earlier of (a) the date five (5) years after the date of grant, (b) thirty (30) days after an Optionee's employment or engagement is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee or consultant of the Company or any Subsidiary by reason of his or her voluntary termination; or (d) the date notice is given to an Optionee that he or she is being terminated for cause. A termination will not be deemed voluntary if it results from the Optionee's death or disability or if the Optionee is terminated by the Company without cause. For purposes of this Plan, "disability" means a medically-determinable physical or mental impairment which can be expected to result in death or has lasted (or can be expected to last) for a continuous period of not less than 12 months and which renders the Optionee unable to reasonably perform those functions for the Company (or any Subsidiary) for which he or she was responsible immediately prior to such disability.

         Stock Options are exercisable in installments as follows: (i) commencing with the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; (ii) commencing with the date one year from the granting of an Option, to the extent of an additional 50% of the total number of shares subject to the Option; and (iii) commencing with the date two years from the granting of the Option, to the extent of the remaining 25% of the total number of shares subject to the Option. To the extent not exercised, installments accumulate and are exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations will be for individual cases as the Committee determines, and no waiver or variance will be deemed precedent for any other Option. In no event will any Option be exercisable more than five years from the date it is granted.

         No Option can be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option is exercisable only by him or her.

OPTIONS LINKED TO PERFORMANCE INCENTIVES


         The Committee has the right, from time to time, to establish individual performance programs that are linked to Qualified Options under the Stock Option Plan. Each performance program will contain the following elements:

         (a) It shall be in writing.

         (b) It shall state specific goals for that Optionee.

         (c) It shall state the beginning and ending date of the performance measurement period.

         (d) It shall state the number of shares related to accomplishment of each goal.

         (e) At the end of the performance measurement period, management will evaluate the Optionee's performance and determine what percent of each goal the employee has accomplished. Management will apply each such percentage to the number of shares related to such goal.

         (f) The Committee shall grant an Option to the Optionee based on management's evaluation as set forth in items (d) and (e) above.

         (g) The Stock Option Agreement will be identical to all other Stock Option Agreements issued pursuant to the Plan except that the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

RESTRICTED STOCK

         The Committee may, from time to time, grant Restricted Stock to employees and/or consultants of the Company or its subsidiaries. Each grant of Restricted Stock will be evidenced by a written Restricted Stock Award Agreement between the participant and the Company setting forth the terms and conditions of the grant as determined by the Committee, in its discretion, to be necessary or desirable. Terms may include a requirement for payment by the participant to the Company for the Restricted Stock that is granted.

         Each grant of Restricted Stock will be subject to restrictions, determined by the Committee in its discretion, for a period of at least one (1) year (the "Restricted Period"). Such restrictions may include only the requirement of continued employment or may include other financial performance-based criteria established by the Committee. The Restricted Stock will be forfeitable (and all rights of the participant in the Restricted Stock will terminate) unless the participant has remained a full-time employee of the Company or any of its subsidiaries until the expiration of the Restricted Period and any other conditions prescribed by the Committee are met. However, the Committee may, after a grant, in its discretion, shorten the Restricted Period or waive any condition to the lapse of the restrictions. The Restricted Stock Award Agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of the participant's employment by reason of his or her death, disability, retirement or discharge without cause.

         During the Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of Restricted Stock, except as follows. Cash dividends will be paid either in cash or in Restricted Stock, as the Committee determines. In addition, the Restricted Stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The Restricted Stock will be forfeited to the Company if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

CHANGES IN CONTROL

         Upon the occurrence of certain change in control events (i) all Stock Options outstanding will become immediately exercisable and (ii) all restrictions on Restricted Stock will immediately lapse.

                            FEDERAL TAX CONSEQUENCES

            THE FOLLOWING DISCUSSION IS INTENDED TO PROVIDE AN OVERVIEW OF THE U.S. FEDERAL INCOME TAX LAWS THAT ARE GENERALLY APPLICABLE TO THE STOCK OPTION PLAN AS OF THE DATE OF THIS PROXY STATEMENT. PEOPLE OR ENTITIES IN DIFFERING CIRCUMSTANCES MAY HAVE DIFFERENT TAX CONSEQUENCES, AND THE TAX LAWS MAY CHANGE IN THE FUTURE. THIS DISCUSSION IS NOT TO BE CONSTRUED AS TAX ADVICE.

QUALIFIED STOCK OPTIONS

         Under the Internal Revenue Code of 1986 (the "Code"), if shares of Common Stock are issued to the original holder of an incentive stock option granted and exercised in accordance with an incentive stock option plan within the meaning of section 422 of the Code, and exercised during employment or within three months after the participant's termination of employment (12 months in the case of permanent and total disability as defined in the Code), then (1) no income will be realized by such holder at the time of the grant of the option or the transfer of such shares to such holder pursuant to the exercise of such option; (2) for purposes of the alternative minimum tax, the holder will have alternative minimum taxable income resulting from the exercise of the option, and tax basis in the shares received on exercise of the option, determined at the same time and in the same amount as if the option were a nonqualified option (so that, for example, alternative minimum taxable income will generally be based on the value of the shares on the date of exercise of the option); (3) no deduction will be allowable to the employer for Federal income tax purposes in connection with the grant or exercise of such option; and (4) upon a sale or exchange of such shares after the later of (a) one year from the date of transfer of the shares to the original holder and (b) two years from the date of the grant of the option, any amount realized by such holder in excess of the option price will be taxed to the holder as long-term capital gain, and any loss sustained by the holder will be a long-term capital loss.

         If such shares are disposed of before the holding period requirements in clause (4) above are satisfied, then (i) the holder will recognize taxable ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time of the option's exercise (or the proceeds of the disposition, if less) over the option price; (ii) subject to the limitations described below, the employer will be entitled to a deduction in the amount of the ordinary income so recognized; (iii) the holder will realize short- or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (x) the amount realized by the holder upon sale or exchange of the shares and (y) the option price paid by the holder increased by the amount of ordinary income, if any, realized by the holder; and (iv) the alternative minimum tax calculation described above will nevertheless still apply in the year of exercise, although if the shares are sold to an unrelated party in the taxable year of exercise there should generally be no adverse effect because the alternative minimum taxable income will then be limited to the taxable gain on the sale as determined for regular tax purposes.

NON-QUALIFIED STOCK OPTIONS

         There are generally no federal tax consequences either to the employee receiving an NQSO (the "Optionee") or to the Company upon the grant of an NQSO. On exercise of an NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

RESTRICTED STOCK

         The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the Restricted Stock (whether received as a grant or as a dividend), less any amount paid for such Restricted Stock, at the time when the participant's rights with respect to such Restricted Stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Internal Revenue Code, to be taxed on the Restricted Stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Internal Revenue Code in the amount and at the time that compensation income is realized by the participant.

         The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the limitation period.

         As of March 11, 2002, options representing 20,600 shares of Common Stock have been awarded under the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan. It is not possible to determine the benefits or amounts that will be received by any persons or groups of persons under the Stock Option Plan or that would have been received had it been in effect during the last fiscal year.

REQUIRED STOCKHOLDER VOTE

         The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to approve the 2002 Plan.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held 8 meetings during 2001 and all directors attended at least 75% of such meetings. The Board of Directors does not have a nominating committee.

COMPENSATION COMMITTEE

         The Compensation Committee met 2 times during 2001. Current members of the Compensation Committee are Clyde A. Heintzelman, Carl Rubbo, Jr., and David
R. Lipinski, who is chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company's stock option and other compensation plans.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

To the Stockholders
Optelecom, Inc.

COMPENSATION PHILOSOPHY

         The Company's philosophy is that total compensation for its President and CEO ("President") and other executives should be established by the same process used for its other salaried employees, except that: (1) executives should have a greater portion of their compensation at risk than other employees, (2) a larger portion of executive compensation should be tied directly to the performance of the business, and (3) executives should share in the same risks and rewards as do stockholders of the Company.

         The Company also believes that executive compensation should be subject to objective review. For this reason, the Compensation Committee of the Board of Directors ("Committee") has been established. The Committee is comprised of three directors, none of whom are employees or former employees of the Company. The Committee's role is to assure that the compensation strategy of the Company is aligned with the interests of the stockholders, and that the Company's compensation structure will allow for fair and reasonable base salary levels and the opportunity for senior executives to earn short-term and long-term compensation that reflects both Company and individual performance as well as industry practice. The Committee has, from time to time, utilized the expertise of independent compensation consultants in discharging its responsibilities.

         It is the Company's practice to set total compensation targets for each executive at levels equivalent to the median (50th percentile) of comparable electronic technology and general industry companies of similar size, as measured by annual revenues.

COMPENSATION PROGRAMS AND POLICIES

         The Company's executive compensation programs are designed to motivate, retain, and reward executives who are successful in helping the Company achieve its business objectives. The Company operates in a growing industry characterized by increasingly demanding technology and highly competitive global operating environments. Executive compensation programs of the Company are designed to address these considerations.

         For the President and other executive officers, base salary is determined by the level of job responsibility, the competitiveness of the executive's salary to the external marketplace, and the degree to which established objectives have been achieved.

         Based on these factors and the recent financial performance of the Company, the Committee decided that the compensation provided to the President was appropriate.

SALARY

         The President's base salary for 2001 was $167,500, a bonus of $7,460 and a payout of one week's earned but unused vacation. There was no additional compensation.

AUDIT AND FINANCE COMMITTEE

         The Audit and Finance Committee met 4 times during 2001. Current members of the Committee are Clyde A. Heintzelman, David R. Lipinski and Carl Rubbo, Jr., who is chairman. All members of the Committee are non-employee directors and are independent. The Board of Directors has adopted a resolution which sets forth the following audit responsibilities of the Committee:

          1. Reviewing the annual financial report to stockholders and the annual report (Form 10-K) filed with the Securities and Exchange Commission;

          2.   Reviewing the quarterly reporting process;

          3. Overseeing the monitoring of the Company's system of internal controls;

          4. Recommending annually to the Board of Directors the selection of the Company's independent auditors;

          5. Determining the independent auditors' qualifications including the firm's membership in the SEC practice section of the AICPA and compliance with that organization's requirements for peer review and independence;

          6.   Reviewing annually the audit plans of the independent auditors;

          7. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

          8.   Reviewing the reports on examinations by regulatory authorities;

          9. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

          10. Performing any special reviews, investigations or oversight responsibilities required by the Board of Directors; and

          11. Reporting to the Board of Directors on the results of the activities of the Committee.


         The Audit and Finance Committee has:

          (a) reviewed and discussed the audited financial statements with management; and

          (b) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU ss. 380); and

          (c) has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), and has discussed with the independent accountant the independent accountant's independence.

         Based on the review and discussions referred to above, the Audit and Finance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

         The Finance functions of the Committee are (a) to review and make recommendations to the Board of Directors with respect to (i) the establishment of bank lines of credit and other short-term borrowing arrangements, (ii) the investment of excess working capital funds on a short-term basis, and (iii) significant changes in the capital structure of the Company, including the incurrence of long-term indebtedness and the issuance of equity securities; (b) to serve as the primary means of communication between the Board of Directors and the Comptroller of the Company with respect to certain of the Company's employee benefit plans (as that term is defined in the Employee Retirement Income Security Act of 1974), and (c) to appoint, remove, and approve the compensation of the trustees under any employee benefit plan.

                           SUMMARY COMPENSATION TABLE

         The following table shows a three-year history of the compensation of the Company's President, who was the only executive officer of the Company (the "Named Executive") serving as such as of the end of 2001 whose total salary and bonus for the year ended December 31, 2000 was in excess of $100,000 for services rendered in all capacities for such year.

                                                                                           LONG-TERM
                                                      ANNUAL COMPENSATION                COMPENSATION
                                         -------------------------------------------- ------------------
                                                                                        SECURITIES
 NAME AND PRINCIPAL                                                   OTHER ANNUAL      UNDERLYING          ALL OTHER
 POSITION                         YEAR      SALARY        BONUS       COMPENSATION      OPTIONS (#)       COMPENSATION
--------------------------------------------------------------------------------------------------------------------------
Edmund Ludwig (1)               2001     $167,500        $7,460           -0-                -0-              -0-

Edmund Ludwig (2)               2000     $158,807           -0-           -0-                -0-              -0-

Edmund Ludwig, President & CEO  1999      150,720           -0-           -0-                -0-              -0-
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Ludwig was Executive Vice President of Operations from January 1, 2001 to December 13, 2001 and President and CEO from December 14, 2001 through December 31, 2001.

(2) Mr. Ludwig was President and CEO from January 1, 2000 to May 23, 2000, CEO from May 23, 2000 to October 23, 2000, and Executive Vice President of Operations from October 23, 2000 to December 31, 2000.

(3)  Bonus paid for the prior fiscal year-end results.

       AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

         The following table shows information regarding the stock options exercised by the Company's Named Executive during 2001 and the number and value of unexercised stock options at December 31, 2001. The value of unexercised stock options is based on the closing price of $2.74 per share of Common Stock on December 31, 2001, the last trading day of 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES



                                                            Number of Securities
                                                           Underlying Unexercised               Value of Unexercised
                                                                 Options at                   In-the-Money Options at
                                                             December 31, 2001 (#)             December 31, 2001 ($)
                           Shares Acquired     Value
     Name                  on Exercise (#)    Realized     Exercisable     Unexercisable    Exercisable    Unexercisable
------------------------- ------------------ ----------- --------------- ---------------- -------------- ----------------
Edmund Ludwig                     0              $0          18,000             0              $0              $0


         All of the above-mentioned options expired on January 2, 2002 and were not exercised.


EMPLOYMENT CONTRACTS

         Mr. Edmund D. Ludwig is compensated pursuant to an employment agreement which expires October 23, 2002. Mr. Ludwig was elected President and CEO on December 11, 2001 and was Executive Vice President of Operations prior to his election.


                                  MISCELLANEOUS

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own ten percent or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

ACCOUNTANTS

         The Board of Directors has selected Deloitte & Touche LLP as independent public accountants for the Company for the year ending December 31, 2001. Deloitte & Touche LLP has served as independent public accountants for the Company since October 20, 1995. To the knowledge of the Company, at no time has Deloitte & Touche LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

         The selection of Deloitte & Touche LLP was based on the recommendation of the Audit Committee, which is composed wholly of outside directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and the policies relating to audit scope and estimated fees for the coming year.

         The Company anticipates that a representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

NOMINATIONS, OTHER BUSINESS AND DEADLINE FOR STOCKHOLDER PROPOSALS

         Under an amendment to the Company's By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

         The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

         A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

                                                                      EXHIBIT A

         RIGHTS AGREEMENT, dated as of June 15, 1998 (the "Agreement"), between Optelecom, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York trust company, (the "Rights Agent").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, on June 15, 1998 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company authorized and declared a dividend distribution of one Right for each share of Common Stock (as hereinafter defined) of the Company outstanding at the close of business on June 29, 1998 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(o) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined), each Right representing the right to purchase one share of Common Stock of the Company, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

               (a) "Act" shall mean the Securities Act of 1933.

               (b) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company (whether or not such Subsidiary is acting on its own behalf or in any and all fiduciary capacity or capacities), any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or any 401(k) plan or employee stock ownership plan holding shares of Common Stock for the benefit of employees of the Company, (including, but not limited to, any trust or other entity holding such shares pursuant to such plan). Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as a result of an acquisition directly from the Company of Beneficial Ownership of 10% or more of the Common Stock then outstanding in a transaction which has been approved by a majority of the Board of Directors of the Company; provided, however, that if such Person shall thereafter become the Beneficial Owner of additional Common Stock equal to 1.0% or more of the then outstanding shares of Common Stock, then such Person shall thereupon be deemed to be an Acquiring Person, unless such additional shares have been acquired directly from the Company in a transaction approved by a majority of the Board of Directors of the Company. Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person, together with all Affiliates and Associates of such Person, to 10% or more of the Common Stock then outstanding. If a Person who would be an Acquiring Person but for the immediately preceding sentence, or such Person's Affiliates or Associates, shall thereafter become, as a result of actions taken by such Person or its Affiliates or Associates, the Beneficial Owner of additional Common Stock equal to 1.0% of the then outstanding shares of Common Stock, then such Person shall thereupon be deemed to be an Acquiring Person; provided, however, that the provisions of this sentence shall not apply with respect to shares of Common Stock acquired directly from the Company in a transaction approved by a majority of the Board of Directors of the Company.

               (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in effect on the date of this Agreement.

               (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                    (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(a)(i) hereof in connection with an adjustment made with respect to any Original Rights;

                    (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding, whether or not in writing, other than solely pursuant to a revocable proxy acquired pursuant to a solication of all stockholders of the Company made pursuant to, and in accordance with, the Rules adopted under the Exchange Act; or

                    (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), to act together for the purpose of acquiring, holding, voting or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (d) shall cause a person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, no Person shall be deemed to be the Beneficial Owner of, or to beneficially own, any security Beneficially Owned by another Person solely by reason of any agreement, arrangement or understanding with such other Person relating to the solicitation of revocable proxies from all stockholders of the Company made pursuant to, and in accordance with, the Rules adopted pursuant to the Exchange Act, provided that such other Person retains the right at any time to withdraw from, revoke or terminate any such agreement, arrangement or understanding and further provided that such Persons would not otherwise be deemed to be a group under Section 13(d) of the Exchange Act or otherwise be deemed to be acting in concert.

               (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close.

               (f) "Close of business" on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

              (g) "Common Stock" shall mean the common stock, par value $.03 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest aggregate voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

               (h) "Common stock equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (i) Current market price" shall have the meaning set forth in
Section 11(d) hereof.

               (j) "Current Value" shall have the meaning set forth in
Section 11(a)(iii) hereof.

               (k) "Distribution Date" shall have the meaning set forth in
Section 3(a) hereof.

               (l) "Exchange Act" shall have the meaning set forth in
Section 1(c) hereof.

               (m) "Expiration Date" shall have the meaning set forth in
Section 7(a) hereof.

               (n) "Final Expiration Date" shall mean the close of business on June 29, 2008.

               (o) "Original Rights" shall have the meaning set forth in
Section 1(d)(i) hereof.

               (p) "Person" shall mean any individual, firm, corporation, partnership or other entity.

               (q) "Principal Party" shall have the meaning set forth in
Section 13(b) hereof.

               (r) "Purchase Price" shall have the meaning set forth in
Section 4(a) hereof.

               (s) "Record Date" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

               (t) "Redemption Price" shall have the meaning set forth in
Section 23(a) hereof.

               (u) "Rights" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

               (v) "Rights Certificates" shall have the meaning set forth in
Section 3(a) hereof.

               (w) "Section 11(a)(ii) Event" shall have the meaning set forth in
Section 11(a)(ii) hereof.

               (x) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (y) "Section 13 Event" shall mean any event described in clause
(x), (y) or (z) of Section 13(a) hereof.

               (z) "Spread" shall have the meaning set forth in
Section 11(a)(iii) hereof.

               (aa) "Stock Acquisition Date" shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange
Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

               (bb) "Subsidiary" shall mean, with reference to any Person, any corporation or financial institution of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or financial institution is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

               (cc) "Substitution Period" shall have the meaning set forth in
Section 11(a)(iii) hereof.

               (dd) "Trading Day" shall have the meaning set forth in
Section 11(d) hereof.

               (ee) "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

         Section 3.   Issue of Rights Certificates.

               (a) Until the earliest of (i) the close of business on the tenth business day after the Stock Acquisition Date or (ii) the close of business on the tenth business day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) that, if consummated, would result in such Person's being an Acquiring Person is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof (the earliest of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the ights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

               (b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Common Stock, in substantially the form attached hereto as Exhibit B, by first-class, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and no Right may be assigned or transferred separately from the share of Common Stock in respect of which it has been issued.

               (c) Rights shall be issued in respect of all shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Optelecom, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of June 15, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

         Section 4. Form of Rights Certificates.

               (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

               (b) Any Rights Certificate issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such; or
(iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate) or to any Person with whom such Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to
Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall when issued contain (to the extent feasible in the circumstances) the following legend, modified as applicable to apply to such Person:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

         Section 5. Countersignature and Registration.

               (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President, or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

               (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

         Section 6. Transfer, Split-up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

               (a) Subject to the provisions of Section 4(b), Section 7(e) and
Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Rights Certificates.

               (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights; Purchase Price; Expiration Date of
Rights.

               (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date, or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

               (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $75, until the close of business on June 14, 2000, $100 from June 15, 2000 until the close of business on June 14, 2002, $125 from June 15, 2002 until the close of business on June 14, 2004, $150 from June 15, 2004, $150 from June 15, 2004 until the close of business on June 14, 2006 and $175 from June 15, 2006 until the close of business on June 15, 2008, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph
(c) below.

               (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one share of Common Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with
Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be adjusted pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified bank check or money order payable to the order of the Company. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

               (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

               (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined (whether before or after such transfer) is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its respective Affiliates, Associates or transferees hereunder.

               (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall so cancel, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9. Reservation and Availability of Capital Stock.

               (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, the number of shares of Common Stock that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights; provided that, prior to the occurrence of a Triggering Event, the number of such shares to be reserved shall be only that number as shall be sufficient for that purpose prior to such an event.

               (b) So long as the shares of Common Stock issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or on the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or Nasdaq upon official notice of issuance upon such exercise.

               (c) The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction, unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement has been declared effective.

               (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

               (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock (and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of shares of Common Stock (and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock (and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         Section 10. Common Stock Record Date. Each person in whose name any certificate for a number of shares of Common Stock (and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

               (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

                    (ii) A "Section 11(a)(ii) Event" shall be deemed to occur in the event any Person, alone or together with its Affiliates and Associates, shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof.

         Promptly following the first occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to acquire upon exercise thereof, in lieu of the number of shares of Common Stock theretofor purchasable upon exercise and at the Purchase Price theretofor in effect, a total of three (3) shares of Common Stock for each such Right, at a price per share equal to 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

                    (iii) In the event that the number of shares of Common Stock which are authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (2) the price required to be paid for such shares pursuant to the foregoing subparagraph
(ii) (which shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) (such excess, the "Spread"), and
(B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares of preferred stock, "Common stock equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of one or more investment or financial advisors selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and
(y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be deemed to be the current market price per share of Common Stock (as determined pursuant to Section 11(d) hereof) on the Section 11(a)(ii) Trigger Date and the value of any "Common stock equivalent" shall be deemed to have the same value as a share of Common Stock on such date.

                    (iv) In lieu of issuing shares of Common Stock in accordance with subparagraph (ii) of this Section 11(a), the Company may with respect to each Right, if a majority of members of the Board of Directors determine that such action is in the best interests of the Company and not contrary to the interests of the holders of Rights, make adequate provision to substitute for the Adjustment Shares, (x) upon the surrender for exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in Purchase Price, (3) Common Stock, or other equity securities of the Company (including without limitation preferred stock equivalents), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing having an aggregate value equal to the Current Value where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of one or more investment or financial advisers selected by the Board of Directors of the Company or (y) upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, (1) cash, (2) Common Stock or other equity securities of the Company (including, without limitation, preferred stock equivalents), (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value equal to the Spread where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of one or more investment or financial advisors selected by the Board of Directors of the Company.

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common Stock ("equivalent common stock")) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current market price (as determined pursuant to Section 11(d)(ii) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the


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continuing corporation) of evidences of indebtedness, cash (other than a cash dividend paid by the Company in the ordinary course of business) assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

               (d) For the purpose of any computation hereunder, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if applicable, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

               (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.


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               (f) If as a result of an adjustment made pursuant to
Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), and (l), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

               (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock then purchasable hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by
(i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

               (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

               (k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Common

Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

               (l) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such shareholders.

               (m) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

               (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

               (o) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time on or after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares.

         Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the

Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

               (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except holders described in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, three
(3) shares of validly authorized and issued, fully paid, nonassessable and freely tradable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, at a price per share equal to 50% of the current market price (determined pursuant to Section 13(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such
Section 13 Event (such price, following the first occurrence of a Section 13 Event, being referred to as the "Purchase Price" for each Right and for all purposes of this Agreement); (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;
(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any
Section 13 Event.

               (b) "Principal Party" shall mean

                    (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                    (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

               (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this
Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this
Section 13, the Principal Party will

                    (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

                    (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

               (d) For purposes of Section 13(a), the "current market price" per share of the Common Stock of a Principal Party shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per share of the Principal Party's Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") or such other system then in use, or, if applicable, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of the Principal Party's Common Stock are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Principal Party's Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of the

Principal Party's Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Principal Party's Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

         Section 14. Fractional Rights and Fractional Shares.

               (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there may be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if applicable, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not reported by Nasdaq or such other system then in use and are not listed or admitted to trading on any national securities exchange, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

               (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Common Stock. For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the current market price of a share of Common Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

               (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one (1) share of Common Stock (as determined pursuant to Section 11(d) hereof).

               (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

         Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to
Section 18 hereof, are vested in the respective registered holders of the

Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

         Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

               (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

               (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

               (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of the securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent.

               (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

               (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.

               (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Executive or Senior Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of the certificate described in
Section 12 hereof setting forth any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Executive or Senior Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

               (h) Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date the Chairman of the Board, the President, any Executive or Senior Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

               (i) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

               (j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

               (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and thereby be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty
(30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or financial institution organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, and having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an affiliate of a corporation or financial institution described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver, and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this
Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23. Redemption and Termination.

               (a) (i) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (x) the close of business on the tenth business day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth business day following the Record Date), or (y) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.0001 per Right, as such amount may be appropriately adjusted, as determined by the Board of Directors, to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").

                    (ii) If, following the occurrence of a Stock Acquisition Date and/or following the expiration of the right of redemption hereunder but prior to any Triggering Event, (x) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person, together with such Person's, Affiliates and Associates, is thereafter a Beneficial Owner of less than 10% of the outstanding shares of Common Stock, and (y) there are no other Persons, immediately following the occurrence of the event described in clause (x), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23.

                    (iii) Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of an event described in Section 11(a)(ii) until such time as the Company's right of redemption hereunder has expired.

                    (iv) The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "current market price," as defined in Section 11(d) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

               (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         Section 24. Notice of Certain Events.

               (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

               (b) In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

         Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if delivered by hand, sent by overnight courier or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               Optelecom, Inc.
               9300 Gaither Road
               Gaithersburg, MD  20877
               Attention:  Mr. Edmund D. Ludwig

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if delivered by hand, sent by overnight courier or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

               American Stock Transfer & Trust Company
               6201 15th Avenue, 3rd Floor
               Brooklyn, NY  11219
               Attention:  Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of any Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence,
(A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening of such other time period is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of shares of Common Stock for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

         Section 27. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 28. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date hereof. The Board of Directors of the Company (or, as set forth herein, certain specified members thereof) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

         Section 29. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

         Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth business day following the date of such determination by the Board of Directors of the Company.

           Section 31. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

         Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                                                       EXHIBIT B

                                 OPTELECOM, INC.

                             2002 STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

            As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

            (a)  "Board" shall mean the Board of Directors of the Company.

            (b)  "Committee" shall mean the Compensation Committee of the Board.

            (c)  "Company" shall mean Optelecom, Inc.

            (d) "Fair Market Value" on any day shall mean the closing bid price of the Stock on that day as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Stock is traded on a national securities exchange, the last reported trade price on that day. If the Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, "Fair Market Value" shall be determined in good faith by the Committee.

            (e) "Incentive Stock Option" shall mean an option which qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            (f) "Non-Qualified Stock Option" shall mean an option which does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

            (g) "Option" shall mean any Stock Option to purchase Stock that is granted pursuant to the provisions hereof.

            (h) "Optionee" shall mean any person who is granted an Option under the Plan.

            (i) "Plan" shall mean the Optelecom, Inc. 2002 Stock Option Plan, effective as of June 1 , 2002, as amended from time to time, the terms of which are set forth herein.

            (j) "Restricted Stock" shall mean Shares that contain restrictions pursuant to Article X of this Plan.

            (k)  "Shares" shall mean shares of the Stock.

            (l) "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of common stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, "Stock" shall mean such other stock or security.

            (m) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

            (n) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                   ARTICLE II
                                    THE PLAN

            2.1 NAME. This Plan shall be known as the "Optelecom, Inc. 2002 Stock Option Plan".

            2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries by encouraging and enabling the acquisition of a financial interest in the Company by officers and other key employees of, and selected consultants to, the Company and its Subsidiaries. In addition, the Plan is intended to aid the Company and its Subsidiaries in attracting and retaining employees, to stimulate the efforts of such employees on behalf of the Company and its Subsidiaries and to strengthen their desire to remain in the employ of the Company and its Subsidiaries.

            2.3 PRIOR PLANS. The Plan is intended to supersede and replace the Company's 2000 Non-Qualified Stock Option Plan (the "prior plan") and govern any outstanding unexercised stock options granted under the prior plan.

            2.4 TERM OF THE PLAN. The Plan shall be effective as of June 1, 2002, subject to approval by the holders of a majority of the shares of stock of the Company entitled to vote at a meeting of the shareholders, within twelve
(12) months of the effective date, and all Options granted prior to such approval shall be subject to such approval. The Plan shall terminate on May 31, 2012, or on such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Optionees under Options theretofore granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

                                   ARTICLE III
                                  PARTICIPANTS

            Except with respect to Incentive Stock Options provided for under
Article VI hereof, Options may be granted to such employees of, and/or consultants to, the Company or its Subsidiaries as the Committee shall select from time to time. With respect to Incentive Stock Options, only employees of the Company or its Subsidiaries shall be entitled to participate. The Committee may grant Options to any eligible person in accordance with such determinations as the Committee, in its sole discretion, shall make. Any eligible person may hold more than one Option.

                                   ARTICLE IV
                                 ADMINISTRATION

            4.1 DUTIES AND POWERS OF COMMITTEE. The Plan shall be administered by the Committee that shall consist of not less than three non-employee directors of the Company who qualify as "disinterested administrators" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Notwithstanding the above, at any time that the Company has less than three non-employee directors, the Committee shall consist of such lesser number of non-employee directors. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible persons those to whom and the time or times at which (a) Options may be granted, the type of Options, i.e. Incentive Stock Options or Non-Qualified Stock Options and the number of shares of Stock that shall be subject to each Option and/or (b) Restricted Stock shall be granted and the number of such shares that will be granted to each such person and all other terms and conditions related to such Restricted Stock. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Award Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

            4.2 MAJORITY RULE. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee shall constitute the action of the Committee.

            4.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, including their death, retirement, disability or other termination of service to the Company and its Subsidiaries, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

            5.1 SHARES SUBJECT TO PLAN. The Stock to be subject to Options under the Plan shall be shares of the Company's Common Stock having par value of $.03 per share, either authorized and unissued or treasury shares. The total of the maximum number of shares of Stock for which Options may be granted and the maximum number of shares of Restricted Stock that may be granted shall not exceed an aggregate of 300,000 shares (which includes 20,600 shares in unexercised options granted under prior plans), subject to adjustment in accordance with the terms of Article 5.3 hereof. The shares subject to the unexercised portion of any terminated or expired Options under the Plan may again be subjected to Options under the Plan.

            5.2 SHARES SUBJECT TO INCENTIVE AND NON-QUALIFIED STOCK OPTIONS. It is intended that certain of the Options issued pursuant to this Plan will constitute Incentive Stock Options and that the remainder of the Options issued pursuant to the Plan will constitute Non-Qualified Stock Options. The Committee shall determine which Options are to be Incentive Stock Options and which are to be Non-Qualified Stock Options and shall enter into Option Agreements with Optionees accordingly.

            5.3 ADJUSTMENTS. In the event that the outstanding shares of Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

            (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

            (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the option price, shall be adjusted appropriately; and

            (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions.

            The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI
                             INCENTIVE STOCK OPTIONS

            6.1 OPTION GRANT AND AGREEMENT. Each Incentive Stock Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company, which Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan. Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. Each Incentive Stock Option must be granted within ten
(10) years from the effective date of the Plan.

            6.2 PARTICIPATION LIMITATION. The Committee shall not grant an Incentive Stock Option to any employee for such number of shares of Stock that, immediately after the grant, the total number of shares of Stock owned or subject to Options exercisable by such employee (or by such persons whose shares such employee is considered as owning pursuant to the provisions of the next succeeding sentence) exceed 10% of the total combined voting power of all classes of stock of the Company and its Subsidiaries. For purposes of the immediately preceding sentence, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the sole or half blood), spouse, ancestors, and lineal descendants; the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Additionally, the aggregate Fair Market Value, as determined by the Committee, of the Stock for which an Optionee may be granted Incentive Stock Options under the Plan and any other plans of the Company or its Subsidiaries during any calendar year shall not exceed $100,000. Notwithstanding anything to the contrary in this Plan, the number of shares of Common Stock of the Company subject to any Incentive Stock Option granted to any employee in any one fiscal year period shall not exceed one hundred thousand (100,000) shares.

            6.3 OPTION PRICE. The Option Price per share of the Stock subject to each Incentive Stock Option shall be determined by the Committee, but the per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

            6.4 TERM OF OPTION. Each Option shall expire at the earlier of (a) the date five (5) years after the date of grant, as determined pursuant to
Article 6.1 hereof; (b) thirty (30) days after an Optionee's employment is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee of the Company or any Subsidiary by reason of such Optionee's voluntary termination; or (d) the date notice is given to an Optionee that such Optionee is being terminated for cause. A termination shall not be deemed voluntary if it results from the employee's death or disability or if the Optionee is terminated by the Company without cause. For purposes of this Plan, "disability" shall mean a medically-determinable physical or mental impairment which can be expected to result in death or has lasted (or can be expected to last) for a continuous period of not less than 12 months and which renders the Optionee unable to reasonably perform those functions for the Company (or any Subsidiary) for which he was responsible immediately prior to such disability.

            6.5  EXERCISE OR OPTION.

            (a) Except as set forth elsewhere in this Plan, each Incentive Stock Option granted hereunder shall become exercisable in installments as follows:

                    (i) Commencing with date of the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; and

                    (ii) Commencing with the date one year from the granting of an Option, to the extent of an additional 50% of the total number of shares subject to the Option; and

                    (iii) Commencing with the date two years from the granting of an Option, to the extent of the remaining 25% of the total number of shares subject to the Option.

            To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations shall be for individual cases as the Committee determines, and no waiver or variance shall be deemed precedent for any other Option.

            (b) In no event shall any Option be exercisable more than five years from the date the Option is granted.

            (c) Subject to the provisions hereof, an Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable, by delivery to the Company of a completed exercise form, together with payment of the exercise price.

            (d) The exercise price shall be paid to the Company in cash or by check acceptable to the Company.

            (e) In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local withholding or other taxes applicable to the taxable income of the Optionee resulting from such exercise.

            6.6 NONTRANSFERABILITY OF OPTION.

            (a) No Option shall be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him.

            (b) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the conditions of such Option.

            6.7 RIGHTS AS SHAREHOLDER.

            An Optionee or a transferee of an Option shall have no rights as a stockholder prior to the purchase of such shares by exercise of such Option as provided herein.

                                   ARTICLE VII
                           NON-QUALIFIED STOCK OPTIONS

            7.1 OPTION GRANT AND AGREEMENT. Each Non-Qualified Stock Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan. Non-Qualified Stock Options may be granted to employees of, and consultants to, the Company and its Subsidiaries. Each Non-Qualified Stock Option must be granted within ten (10) years of the effective date of the Plan.

            7.2  OPTION PRICE.

            (a) The Option Price per share of the Stock subject to each Non-Qualified Stock Option shall be determined by the Committee, but the per share price shall not be less than 50% of the Fair Market Value of the Stock on the date the Non-Qualified Stock Option is granted.

            (b) If the Committee grants a Non-Qualified Stock Option at a price less than 85% of its Fair Market Value on the specified date, the Committee shall include in the minutes of the meeting at which it approved such grant, or in the written consent of the Committee which evidences the approval of the grant, its reasons for selecting such lesser Option price.

            7.3 TERM OF OPTION. Each option granted hereunder shall expire at the earlier of (a) the date five (5) years after the date of grant, as determined pursuant to Article 7.1 hereof; (b) thirty (30) days after an Optionee's employment is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee of the Company or any Subsidiary by reason of such Optionee's voluntary termination; or (d) the date notice is given to an Optionee that such Optionee is being terminated for cause. A termination shall not be deemed voluntary if it results from the employee's death or disability or if the Optionee is terminated by the Company without cause. For purposes of this Plan, "disability" shall have the meaning set forth in Article
6.4 hereof.

            7.4  EXERCISE OR OPTION.

            (a) Except as set forth below, each option granted hereunder shall become exercisable in installments as follows:

                    (i) Commencing with the date of the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; and

                    (ii) Commencing with the date one year from the granting of an Option, to the extent of an additional 50% of the total number of shares subject to the Option; and

                    (iii) Commencing with the date two years from the granting of an Option, to the extent of the remaining 25% of the total number of shares subject to the Option.

            To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations shall be for individual cases as the Committee determines, and no waiver or variance shall be deemed precedent for any other Option.

            (b) In no event shall any Option be exercisable more than five years from the date the Option is granted.

            (c) Subject to the provisions hereof, an Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable, by delivery to the Company of a completed exercise form, together with payment of the exercise price.

            (d) The exercise price shall be paid to the Company in cash or by check acceptable to the Company.

            (e) In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local withholding or other taxes applicable to the taxable income of the Optionee resulting from such exercise.

            7.5 NONTRANSFERABILITY OF OPTION.

            (a) No Option shall be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him.

            (b) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the conditions of such Option.

            7.6  RIGHTS AS SHAREHOLDER.

            An Optionee or a transferee of an Option shall have no rights as a stockholder prior to the purchase of such shares by exercise of such Option as provided herein.

                                  ARTICLE VIII
                    OPTIONS LINKED TO PERFORMANCE INCENTIVES

            The Committee shall have the right, from time to time, to establish individual performance programs that are linked to Non-Qualified Stock Options under the Plan. Each performance program shall contain the following elements:

            (a)  It shall be in writing.

            (b)  It shall state specific goals for that employee.

            (c) It shall state the beginning and ending date of the performance measurement period.

            (d) It shall state the number of shares related to accomplishment of each goal.

            (e) At the end of the performance measurement period, management will evaluate the employee's performance and determine what percent of each goal the employee has accomplished. Management will apply each such percentage to the number of shares related to such goal.

            (f) The Committee shall grant a Non-Qualified Stock Option to the employee based on management's evaluation as set forth in items (d) and (e) above.

            (g) The Stock Option Agreement shall be identical to all other Non-Qualified Stock Option Agreements issued pursuant to this Plan except that the exercise price shall be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

                                   ARTICLE IX
                               STOCK CERTIFICATES

            The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

            (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall, in its sole discretion, deem necessary or advisable; and

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                                    ARTICLE X
                                RESTRICTED STOCK

            10.1 GRANTS. The Committee may, from time to time in its discretion, grant Restricted Stock to such employees of, and consultants to, the Company or its Subsidiaries as it shall select ("Participants") and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Stock. A grant of Restricted Stock may require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by a Restricted Stock Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Restricted Stock Award Agreement.

            10.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article X, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, disability or retirement of the Participant to whom Restricted Stock is granted or (b) the occurrence of a Change in Control. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

            10.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Company for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

            (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of all other conditions prescribed by the Committee;

            (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of all other conditions prescribed by the Committee including, without limitation, restrictions under applicable Federal or state securities laws; and

            (c) Subject to any conditions for incremental lapse of restrictions pursuant to Article 10.2, all of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Participant has remained a full-time employee of, or a consultant to, the Company or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant, and shall, in accordance with
Article 5.1 again be available for grant hereunder.

            With respect to any Shares received as a result of adjustments under
Section 5.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Employee shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article X.

            10.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay to the Company in cash the full amount of any federal, state and local withholding or other taxes applicable to the taxable income of the holder resulting from such exercise.

                                   ARTICLE XI
                           SECURITIES ACT REQUIREMENTS

            11.1 REGISTRATION OR EXEMPTION. Shares of Stock purchased or otherwise acquired under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act, and (ii) in compliance with state securities laws. The Company reserves the right to seek registration of the Plan or to rely on an applicable exemption from such registration. In the event that sales of securities under this Plan are determined to be exempt from registration under the Securities Act of 1933, any resale of such securities by the Optionee or Participant shall be restricted in accordance with Rule 144 of the Act.

            11.2 INVESTOR REPRESENTATIONS. Upon issuance of Stock to an Optionee or to his heirs pursuant to Article VI or Article VII of this Plan or to a Participant or to his heirs pursuant to Article X of this Plan, the recipient of such Stock shall, if so required by the Company, represent that the shares of Stock are taken for investment purposes and not resale, except in accordance with Rule 144 of the Act, and shall make such other representations as may be necessary to qualify the issuance of shares as exempt from the Act. The Company reserves the right to place a legend on any Stock certificate issued pursuant to the Plan to assure compliance with this paragraph. No shares of Stock shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities law.

                                   ARTICLE XII
                                CHANGE IN CONTROL

            12.1 Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control (as defined in Article 12.3), all restrictions on Restricted Stock shall immediately lapse and the Restricted Stock shall vest in the Participant, all Options then outstanding under the Plan shall become immediately exercisable in full for the remainder of their terms and each Optionee shall have the right for a period of 30 days following a Change in Control, to require the Company to purchase his outstanding Options for cash at the aggregate Acceleration Price (as defined in Article 12.2) for all shares of Stock subject to such Options held by such Optionee; provided, however, that, if then permitted or required under rulings or regulations of the Securities and Exchange Commission, Optionees shall have the right to exercise outstanding Options or require the Company to purchase such Options only if at least six (6) months have elapsed between the date of grant of such Options and the Change in Control date.

            12.2 The "Acceleration Price" shall be the excess of the highest of the following over each applicable Option price per share (as the same may be adjusted from time to time pursuant to Article 5.3) on the Change in Control date: (i) the highest reported ask price of the Stock, as reported on NASDAQ or the principal securities exchange or market upon which the Stock is then listed or traded, on or within the 60 days prior to and including the Change in Control date; (ii) the highest purchase or sale price of the Stock reported in a
Schedule 13D or an amendment thereto as paid or received on or within the 60 days prior to and including the Change in Control date; (iii) the highest tender offer price paid or offered for the Stock on or within the 60 days prior to and including the Change in Control date; and (iv) the highest cash merger or similar price paid or offered for the Stock on or within the 60 days prior to and including the Change in Control date.

            12.3 A "Change in Control" (and the Change in Control date) shall be the occurrence of any one of the following events (certain defined terms used in this Article 12.3 are defined in Article 12.4): (i) the first day of receipt by the Company of Schedule 13D, any amendment thereto or notice of a public announcement confirming that any Person (other than any employee benefit plan of the Company or of any Subsidiary of the Company or any Person organized, appointed or established pursuant to the terms of any such benefit plan or any Person who is an Optionee), together with his Affiliates or Associates, is or becomes the Beneficial Owner of securities representing at least 20% of the combined voting power of the Company, unless such ownership is approved by the Continuing Directors prior to ownership; (ii) the first day on which two or more of the members of the Board are not Continuing Directors; (iii) the day on which the stockholders of the Company approve (a) any business combination, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Stock immediately prior the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company unless, in either case, such transaction is approved by the Continuing Directors prior to submission for such stockholder approval; or (iv) the day on which the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, unless approved by the Continuing Directors prior to submission for such stockholder approval.

            12.4 For purposes of this Article XII: (i) a "Person" shall mean any individual, firm, corporation, partnership, trust or other entity; (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act; (iii) a Person shall be a "Beneficial Owner" of securities (a) which such Person beneficially owns, directly or indirectly, or (b) which such Person has the right to acquire (whether such right is exercisable immediately or only with the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants, options or otherwise, other than if such Person acquires or has the right to acquire such securities as an underwriter, broker, dealer or selling group member in connection with the public or private distribution of such securities pursuant to an underwriting or similar agreement with the Company; and (iv) "Continuing Directors" means any member of the Board who was a member of the Board on June 1, 2002, and any successor of a Continuing Director who is recommended or elected to succeed the Continuing Director by a majority of the remaining Continuing Directors.

            12.5 The Committee shall not have authority to modify the time when Options may be exercised under this Article XII.

                                  ARTICLE XIII
                  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

            The Board shall have the right to amend, suspend or terminate the Plan or any portion hereof at any time; provided, however, that stockholder approval of any amendment to the Plan shall also be obtained if (a) then required by (i) rulings or regulations of the Securities and Exchange Commission in order for the Plan to remain qualified under Rule 16b-3 (or any successor provision) under the Exchange Act, or (ii) the quotation or listing requirements of NASDAQ or any principal securities exchange or market on which the Stock is then traded in order to maintain the Stock's quotation or listing thereon; (b) such amendment materially modifies the eligibility requirements as provided in
Article III; (c) such amendment increases the total number of shares of Stock which may be purchased pursuant to the exercise of Options granted under the Plan as provided in Article V or the grant of shares of Restricted Stock as provided in Article X; or (d) such amendment reduces the minimum Option price per share at which Options may be granted to less than 50% of the fair market value of the Stock, as provided in Article 7.2. No amendment, suspension or termination of the Plan shall alter, impair or adversely affect any of the rights, benefits or obligations of any Optionee under any outstanding Option previously granted thereto, unless the written consent of such Optionee is obtained.

                                   ARTICLE XIV
                                  MISCELLANEOUS

            14.1 POWERS OF COMPANY NOT AFFECTED. The existence of the Plan or any Options granted under the Plan (including the Stock Option Agreement or instruments evidencing such Options) or any Restricted Stock granted under the Plan (including any Restricted Stock Award Agreement relating thereto) shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights of the holders thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

            14.2 CORPORATE MERGERS AND OTHER CONSOLIDATIONS. The Committee may also grant options having terms and provisions which vary from those specified in the Plan, provided that any options granted pursuant to this Article 14.2 are granted in substitution for, or in connection with the assumption of, existing options or similar rights granted by another corporation and assumed or otherwise agreed to be provided for the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition, business combination or other reorganization to which the Company or a Subsidiary is a party.

            14.3 EMPLOYMENT. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto, or in any Restricted Stock or in any Restricted Stock Award Agreement relating thereto shall confer upon any Optionee or any recipient of any Restricted Stock the right to continue in the employ of the Company or any Subsidiary.

            14.4 OTHER COMPENSATION PLANS. The adoption of the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

            14.5 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

            14.6 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

            14.7 HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.



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                                 OPTELECOM, INC.
                               BOARD OF DIRECTORS
                                    PROXY FOR
                                 ANNUAL MEETING

            The undersigned hereby appoints Edmund D. Ludwig and David R. Lipinski or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom, Inc.

1. To elect the nominee as a director of the Company.

Nominees for a three-year term ending in 2003:

[_]    FOR     [_]    WITHHOLD AUTHORITY      Carl Rubbo, Jr.
                                              (the Board recommends a vote for)

FOR    AGAINST  ABSTAIN

[_]      [_]     [_]      2. To repeal the Optelecom, Inc. Shareholders Rights
                             Plan. (the Board recommends a vote against)

[_]      [_]     [_]      3. To repeal the Optelecom, Inc. 2000 Non-Qualified
                             Stock Option Plan and approve the Optelecom, Inc. 2002 Stock Option Plan. (the Board recommends a vote for)

[_]      [_]     [_]      4. To transact such other business as may properly
                             before the meeting.



            In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.


            Receipt of the notice of the meeting, the proxy statement and the annual report of the company for the year ended December 31, 2001 is hereby acknowledged.


            PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

            YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.


_______________________________L.S.            ____________________________L.S.

Dated: ________________, 2002

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.